EXHIBIT NUMBER 4.0

                                    [FRONT]
NUMBER                                                                   SHARES
***0***                                                                 ________

                     International Freight Logistics, Ltd.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                         COMMON STOCK $.0001 PAR VALUE

   This Certifies that ____________________________________ is the owner of
   _________________________________________________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

   In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

    Dated__________________


_________________________                              _________________________
PIERO PRATO, SECRETARY                                 LAURA MISCHIKE, PRESIDENT

                                    [SEAL]


THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933 ("THE ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN
EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS
TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

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                                    [BACK]


For value received ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________________________________________________
______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)
______________________________________________________________________________
______________________________________________________________________________
_______________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________ Attorney
to transfer the said Shares on the books of the within named
Corporation with full power of substitution in the premises.

Dated   _______________________________

In presence of
		______________________________________________

   NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT OR ANY
CHANGE WHATEVER.